SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT




                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) August 14, 1998

                           United Vanguard Homes, Inc.
             (Exact name of registrant as specified in its charter)

       DELAWARE                      0-5097                    11-2032899
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(State or other jurisdiction)     (Commission                (IRS Employer
                                  File Number)              Identification No.)

4 CEDAR SWAMP ROAD, GLEN COVE, NY                              11542
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(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code        (516) 759-1188

                                       N/A
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         (Former name or former address, if changed since last report.)

Item 5.     OTHER EVENTS.

On August 14, 1998 United Vanguard Homes, Inc. ("UVH") agreed with Churchill Estates, Inc., a privately-owned company located in Minneapolis, Minnesota, to sell to Churchill the Whitcomb and Hillside Terrace retirement facilities, owned by UVH subsidiaries, and UVH's rights with respect to certain other assets. Closings are subject to numerous conditions and contingencies.

There is no broker or financing contingency involved.

The agreements are:

            1. Purchase and Sale Agreement among Whitcomb Tower Corporation, as Seller, United Vanguard Homes, Inc. and Churchill Estates, Inc., as Purchaser, relating to the sale of the Whitcomb retirement facility located in St. Joseph, Michigan, owned by Whitcomb Tower Corporation, a wholly-owned subsidiary of UVH, for $7,065,000.

            2.          Purchase and Sale Agreement among Hillside Terrace, Inc.
                        and Orchard Terrace, Inc., as Sellers, United Vanguard Homes, Inc., and Churchill Estates, Inc., as Purchaser, relating to the sale of the Hillside Terrace retirement facility and certain adjacent land located in Ann Arbor, Michigan, owned by Hillside Terrace, Inc., and Orchard Terrace, Inc., wholly-owned subsidiaries of UVH, for $4,720,010.

Consummation of the transactions are subject to the following:

            1. Each Seller's ability to deliver good and marketable title to the assets being sold, the verification of various representations and warranties, and the delivery of various certificates, documents, instruments, and opinions of counsel customary in commercial real estate transactions.

            2. Obtaining all necessary governmental, regulatory, and contractual approvals.

            3.          Satisfaction   by  Churchill   Estates,   Inc.  and  its
                        representatives, of all financial and business due diligence.

A principal of Churchill Estates, Inc. is Stanford J. Shuster, who has been a Director of UVH since 1996. Mr. Shuster is one of the founders and currently the Chairman of Churchill Estates, Inc. and its predecesor company Rosewood Estates Holding, Inc.

It is anticipated that Larry L. Laird, President and a Director of UVH, and Douglas D. Laird and Tara O'Sullivan, Vice Presidents of UVH, will leave UVH's employ and become employees of Churchill Estates, Inc. upon Churchill's acquisition of The Whitcomb and Hillside Terrace retirement facilities, as described above.


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
                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          UNITED VANGUARD HOMES, INC.
                                          (Registrant)


Date:  August 18, 1998
                                    by    /s/ Carl G. Paffendorf
                                          ----------------------------
                                          Carl G. Paffendorf, Chairman




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